SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                             September 24, 2001



                         CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
-------------------------------------------------------               --------
        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.                      Other Events.

On September 24, 2001, Caliber Learning Network, Inc. (the "Company"), Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, filed a Monthly Operating Report for the period from August 1, 2001 through August 31, 2001 with the United States Bankruptcy Court for the District of Maryland, Baltimore Division, a copy of which is filed herewith as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           Exhibit No.        Description




           99.1 Chapter 11 Monthly Operating Report for the period from August 1, 2001 through August 31, 2001 filed by Caliber Learning Network, Inc., Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, with the United States Bankruptcy Court for the District of Maryland, Baltimore Division.


            * NOTE: The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value of the assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2001                    CALIBER LEARNING NETWORK, INC.



                                      By: /s/ Glen M. Marder
                                         --------------------------------------
                                         Glen M. Marder
                                         President and
                                           Chief Executive Officer

                                                                  Exhibit 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                             *
                                             (Chapter 11)
CALIBER LEARNING NETWORK, INC.,    *     Case No. 01-5-9533-JS

                  Debtor.          *

*    *    *    *    *    *    *    *    *    *    *    *    *    *     *     *

                 LINE FILING DEBTOR'S MONTHLY OPERATING REPORT

     Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from August 1 through August 31, 2001.


Date:  September 24, 2001



                                    /s/ Joel I. Sher
                                    --------------------------------------------
                                    Joel I. Sher, Bar No. 00719
                                    Richard M. Goldberg, Bar No. 7994

                                    Shapiro Sher & Guinot
                                    36 South Charles Street, 20th Floor
                                    Baltimore, Maryland  21201-3147
                                    Phone:  (410) 385-0202
                                    Fax:  (410) 539-7611

                                    Attorneys for Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 24th day of September, 2001, a copy of the foregoing was sent, by facsimile transmission and first-class mail, postage prepaid, to:

                             Edmund Goldberg, Esquire
                             Office of the United States Trustee
                             300 West Pratt Street, Suite 350
                             Baltimore, MD  21201

                             Richard L. Wasserman, Esquire
                             Venable Baetjer & Howard
                             Two Hopkins Plaza, Suite 1800
                             Baltimore, MD 21201

                             F. Thomas Rafferty
                             Ober Kaler Grimes & Shriver
                             120 E. Baltimore Street
                             Baltimore, MD  21202

                             Nelson C. Cohen, Esquire
                             Zuckerman Spaeder Goldstein Taylor
                             1201 Connecticut Avenue, N.W.
                             Suite 700
                             Washington, DC  20036-2638

                             Jeffrey W. Orenstein, Esquire
                             11300 Rockville Pike, Suite 408
                             Rockville, MD  20852




                                           /s/ Richard M. Goldberg
                                           ------------------------------------
                                           Richard M. Goldberg